EXHIBIT (g)(ii)

Consents

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 13 February 2009 found on page 26 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2008, hereby filed as exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Stephen Rochester
Stephen Rochester
Chief Executive, Queensland Treasury Corporation

Date: February 20, 2009

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 13 February 2009 found on page 26 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2008, hereby filed as exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Gerard Bradley
Under Treasurer of the State of Queensland

Date: February 20, 2009

CONSENT

I hereby consent to the use of my Report found on page 27 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2008, hereby filed as exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Glenn Gordon Poole
Mr. Glenn Gordon Poole
Auditor-General

Date: February 20, 2009

CONSENT

I hereby consent to the use of the Chairman’s Report on pages 4-6 of the Queensland Treasury Corporation Half-Yearly Report for the Six Months Ended December 31, 2008, hereby filed as exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Sir Leo Hielscher AC
Sir Leo Hielscher AC
Chairman, Queensland Treasury Corporation

Date: February 17, 2009